Line of Credit related party	3 Months Ended
Sep. 30, 2024
Line of Credit related party
Line of Credit - related party

Note 6 – Line of Credit – related party

On October 1, 2021, Steve Hall agreed to provide a line of credit of up to $1,000,000 to the Company with simple interest at a rate of 12% for the first 90 days, and simple interest at a rate of 20% per annum thereafter. All principal disbursed under the line of credit would accrue interest and be payable on the same terms as principal due under the Consolidated Note. The line of credit expired on October 1, 2022, and was renewed and extended with same terms and a new maturity date of October 1, 2023.

On April 1, 2024, the Company and Steve Hall entered into the Debt Consolidation Agreement, which consolidated all amounts due by the Company to Steve Hall under the line of credit. These amounted to accrued interest of $182,092 and the principal balance of $570,250. See note 11 – Debt Consolidation Agreement.